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JARDINE FLEMING
INDIA FUND, INC.

Contents
--------------------------------------------------------------------------------

                                       Page
Objective                               1
-------------------------------------  --
Management                              1
-------------------------------------  --
Market Information                      1
-------------------------------------  --
Highlights                              3
-------------------------------------  --
Investment Review                       4
-------------------------------------  --
Major Holdings                          7
-------------------------------------  --
Investment Portfolio                    9
-------------------------------------  --
Statement of Assets and Liabilities    12
-------------------------------------  --
Statement of Operations                13
-------------------------------------  --
Statement of Changes in Net Assets     14
-------------------------------------  --
Financial Highlights                   15
-------------------------------------  --
Notes to Financial Statements          16
-------------------------------------  --
Report of Independent Accountants      22
-------------------------------------  --
Tax Information                        23
-------------------------------------  --
Dividend Reinvestment Plan             24
-------------------------------------  --

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JARDINE FLEMING
INDIA FUND, INC.

Objective
--------------------------------------------------------------------------------

Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.


The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.



Management
--------------------------------------------------------------------------------

JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. Mr. Edward Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for more than twelve years as of December 2001.


With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM was almost US$600 billion as at December 31, 2001. The investment philosophy of JPMFAM is to maintain two distinct and separate investment processes for their equity products.



Market Information
--------------------------------------------------------------------------------

JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------

o The Wall Street Journal (daily)


o The Asian Wall Street Journal (daily)


o Reuters (page JFIC)


o Bloomberg (code JFI US)


o The New York Times (daily)


o Barron's (each Saturday)

                                  ---  1 ---
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JARDINE FLEMING
INDIA FUND, INC.

Market Information (concluded)
--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (under "Closed-End Funds" each Monday)

o The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)

o Reuters (page JFIC)

o Bloomberg (code JFI US)

o South China Morning Post in Hong Kong (first Thursday of every month)

o The New York Times (each Sunday)

o Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained through the Fund's dedicated toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.


                                  ---  2 ---
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JARDINE FLEMING
INDIA FUND, INC.

Highlights

---------------------------------------------------------------------------------------

                                                      AT                      AT
                                              NOVEMBER 30, 2001       NOVEMBER 30, 2000
---------------------------------------------------------------------------------------
Net Assets                                  US$ 54,152,495          US$ 90,759,731

Shares Outstanding                               5,858,327               6,549,252

Net Asset Value                                   US$ 9.24               US$ 13.86

MARKET DATA
Market Price on New York Stock Exchange           US$ 7.43                US$ 9.75

Discount to Net Asset Value                           19.6%                   29.7%

TOTAL RETURN
Net Asset Value                                     --25.0%(1)               --2.6%(2)

Market Price                                        --11.9%(1)                 3.3%(2)

Bombay Stock Exchange ("BSE")                       --26.2%(1)              --15.2%(2)
 National 100 Index

         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)


[GRAPHIC OMITTED]


(1)   For the year ended November 30, 2001.

(2)   For the year ended November 30, 2000.

(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.


                                  ---  3 ---

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JARDINE FLEMING
INDIA FUND, INC.

Investment Review
--------------------------------------------------------------------------------

Dear Fellow Shareholders

As no doubt you are aware, the year 2001 has been amongst the worst in recent history for equity investment both in the US and around the world. Investor sentiment has been led by the high degree of uncertainty concerning the US economy and culminated in the stock markets sell-off in the period following the atrocities of September 11.

For your Fund's fiscal year, that is December 2000 to November 2001, the Net Asset Value of JFI declined 25%: this compares with the Bombay Stock Exchange 100 Index (the BSE 100), the benchmark for your Fund, which declined 26%, when converted to US dollars.

The enormous success of India's Information Technology industry, particularly since the advent of satellite links in the early 90's, has led to many of India's major IT companies seeking listings on American stock exchanges. This has led to a far closer correlation in the share prices of the IT sector in India and the US. Whilst the profitability levels of Indian IT companies have held up better than their US counterparts, their performance has been adversely affected by the steep downturn in the US IT industry.

Whilst the financial year for your Fund started on a relatively buoyant note, on the back of falling global interest rates and the usual domestic expectations of an encouraging budget, the first quarter proved the best, as the BSE 100 peaked in February and subsequently reached its low in September. I am pleased to advise that we have witnessed an encouraging move off the September lows in a recovery that has continued beyond your Fund's year-end.

The international events have been compounded by developments within the Indian economy. Following India's end-February budget, the Securities and Exchange Board of India (SEBI) -- the Indian securities regulator, unearthed trading irregularities that led to the suspension of a number of stock brokers and, for a period, the ability to sell stock either short or on a delayed settlement basis. These measures led to a marked fall in market turnover and some sharp price declines. Short sales were resumed in July whilst the outdated weekly settlement system was replaced by an enhanced rolling-basis settlement system: simultaneously stock options and futures trading were introduced.

On the economic front, two years of poor monsoons are evident in declining agricultural growth and, despite a somewhat better monsoon in 2001, GDP growth continues to slow. Growth in this fiscal year (2001-2) is forecast to dip below 5% -- the lowest rate since 1992 whilst, more importantly, industrial growth is forecast at a more modest low level of less than 4% for this year. By August, India's economic slowdown was clearly evident, unemployment was rising which in turn hurt consumption and reduced industrial growth to levels last seen in 1993. Despite improving global macro economic factors, particularly the easier monetary and fiscal policies implemented by a growing number of central banks, the Indian economy continued to shrink as the rate of growth in both vehicle sales and software exports declined. Further, the government, weakened by the ongoing financial scandal and some bye-election setbacks, developed a degree of political paralysis whilst the market's weakness was compounded by UTI, the largest investor in the Indian stock market, being a forced seller on increased redemptions.


                                  ---  4 ---

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JARDINE FLEMING
INDIA FUND, INC.

Investment Review (continued)
--------------------------------------------------------------------------------

Whilst the market's low point was reached shortly after September 11, the Afghan war and the uncertainties associated with it continued to affect international sentiment towards South Asia; in particular India lost considerable revenues from its tourist industry whilst the rising cost of insurance has been noticeable in, as an example, the airline industry. In stock market terms, the tragedy in the United States had an initial sharp negative effect on both the rupee and the stock market, which declined almost 20%. However following these price declines a level of value emerged into which your Fund fully utilized its surplus cash. The combination of these shock events and an economy rapidly slowing led the Indian government, in line with its international counterparts, to quickly ease fiscal and monetary conditions and which in turn led domestic investors to switch from lower yielding bonds into equities that showed greater apparent value than for many years. This investment was rewarded with the stock market improving 33% between late September and end of November.

Towards the year-end, five terrorists made an aborted attack on India's parliament. This outrage led to a rapid deterioration in the already tense relations with Pakistan, with the Indian government moving sizable military formations to their mutual border. A conciliatory speech by the Pakistani President Musharraf on January 11th has reduced the tension, in particular as a result of the announced banning of the two organizations, amongst others, deemed principally responsible for the ongoing terrorist actions in Kashmir and the simultaneous, arresting of hundreds of their members. Furthermore, in the speech President Musharraf declared that Pakistan would not tolerate any exportation of terrorism. These steps have reduced the tension, but further de-escalation is necessary. The continued U.S. military presence in Afghanistan and Pakistan, combined with America's efforts to bring the two countries to negotiate, also provide cause for optimism.

Despite these tensions the Indian market has recovered by over 30% since September on the back of increased levels of liquidity. Whilst no clear fundamental indications are yet available of an end to the malaise or any economic recovery, investor sentiment has improved, interest rates have declined and domestic conditions remain favorable for a further rise in prices.

In the year ahead, the high level of international uncertainty and the local tensions will continue in the frame, at least in the short term. We consider it likely that India's economy will begin a recovery. Encouragingly, foreign direct investment ("FDI") in 2001 has been the highest since 1996 as foreign investors underwrite the attractive levels of valuations of industrial assets in India. However, given the levels of existing foreign portfolio investment in India's leading companies, which is already close to the maximum levels permitted, future fund flows may be restricted.

At the time of this writing, your Fund is neutrally exposed to the technology sector, having taken some profit in the recovery of October and November. Your Investment Manager believes that the frontline stocks in this sector can grow at 25-30% over the next three years. With returns-on-equity in excess of 30% and viable plans to move up the value-added ladder, the sector should deliver desirable returns. After a long period of being overweighted in pharmaceutical stocks, your Fund is now neutrally weighted, believing that growth prospects are fully reflected in the share prices. Consumer stocks are deemed to offer the best downside protection, despite their steep PE multiples. Finally on the portfolio's construction, India has a handful of cyclical stocks, such as Reliance and Hindalco, which compare very favorably with their global peers and are therefore given prominence.


                                  ---  5 ---

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JARDINE FLEMING
INDIA FUND, INC.

Investment Review (concluded)
--------------------------------------------------------------------------------

Your Board has continued to labor in its efforts to minimize the discount on which your Fund's share price trades against its NAV: the tender offer of 2001 being such an example. In this regard we continue to search for suitable opportunities to alleviate the problem and will not let up in our endeavours.

We thank you all for your support in the past and for the way ahead.

Yours Sincerely,


[GRAPHIC OMITTED]




Julian Reid
Chairman
Port Louis Mauritius
January 18, 2002


                                  ---  6 ---

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JARDINE FLEMING
INDIA FUND, INC.

Major Holdings

-------------------------------------------------------------------------------------------------

AT NOVEMBER 30, 2001
                                                                                          % of
Company                                                                                Net Assets
-------------------------------------------------------------------------------------------------
HINDUSTAN LEVER LTD. ("HL")                                                                8.8

Majority owned by Unilever, HL is the largest listed company in India by market capitalization and possesses an unparalleled distribution system. HL's return on equity is above 50%, evidence of the company's outstanding management. With
India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

RELIANCE INDUSTRIES LTD. ("RI")                                                            8.5

RI is India's leading industrial entity, dominating polyester and ethylene production with its fully integrated complexes. RI also owns a majority stake in India's biggest refinery.

ITC LTD.                                                                                   7.5

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on its core business, thereby increasing ITC's already strong cash flows.

INFOSYS TECHNOLOGIES LTD. ("INFOSYS")                                                      7.4

Infosys is considered to be India's premier integrated IT solutions provider.
Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 30% are expected due to global demand for cost effective software solutions.

WIPRO LTD.                                                                                 6.4

Wipro specializes in IT and computer related technologies. Their group's services encompass a number of areas, including software architecture, business intelligence systems, e-commerce, network management, system administration, IT consulting and design. Wipro also has subsidiary businesses that sell soaps and vegetable oils.

                                    ---  7 ---
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JARDINE FLEMING
INDIA FUND, INC.

Major Holdings (concluded)

------------------------------------------------------------------------------------------------


AT NOVEMBER 30, 2001
                                                                                         % of
Company                                                                               Net Assets
------------------------------------------------------------------------------------------------
RELIANCE PETROLEUM LTD. ("RPL")                                                           5.8

RPL refines petroleum and produces motor gasoline, kerosene, fuel oil, bitumen, sulphur and other products. It is India's largest refinery and is considered to be world class.

HINDALCO INDUSTRIES LTD. ("HI")                                                           4.6

HI is an integrated aluminum manufacturer. The company mines bauxite and refines it into alumina. Additional operations include the smelting of alumina into aluminum, the manufacture of semi-fabricated rolled and extruded products, and the generation of power.

HDFC BANK LTD.                                                                            4.1

HDFC Bank Ltd. provides corporate banking and custodial services and is active in the treasury and capital markets. HDFC also markets project advisory services and capital products.

HCL TECHNOLOGIES LTD.                                                                     4.0

HCL Technologies Ltd. provides software development and related engineering services. The Group utilizes a variety of technologies, including Internet and e-commerce, networking and Internetworking, Internet telephone and embedded software.

SATYAM COMPUTER SERVICES LTD. ("SC")                                                      3.6

SC is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software development in India using its high-speed satellite data communication. Annualized sales growth rates for SC exceed 30%.

                                    ---  8 ---

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JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                    % of
                                                         Value      Net
Description                                Shares        US $      Assets
--------------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (97.6%)
--------------------------------------------------------------------------------
AUTOMOBILES & ANCILLARIES (3.1%)
 Bajaj Auto Ltd.                            68,000      541,976      1.0
 Dilip Chhabria Design Private Ltd.*(a)      6,000      600,897      1.1
 Hero Honda Motors Ltd.                    102,000      522,893      1.0
--------------------------------------------------------------------------------
                                                      1,665,766      3.1
--------------------------------------------------------------------------------
BANKING & FINANCE (11.6%)
 HDFC Bank Ltd.                            288,403    1,330,142      2.5
 HDFC Bank Ltd. ADR*                        61,000      865,590      1.6
 Housing Development Finance Corp. Ltd.     44,000      634,180      1.2
 ICICI Bank Ltd.                           400,000      842,925      1.5
 State Bank of India Ltd.                  450,050    1,957,828      3.6
 Vysya Bank Ltd.                           259,950      624,271      1.2
--------------------------------------------------------------------------------
                                                      6,254,936     11.6
--------------------------------------------------------------------------------
CHEMICALS & DERIVATIVES (8.5%)
 Reliance Industries Ltd.                  760,000    4,595,361      8.5
--------------------------------------------------------------------------------
CONSTRUCTION & MATERIALS (3.2%)
 Associated Cement Companies Ltd.          360,630    1,284,032      2.4
 Gujarat Ambuja Cements Ltd.                16,572       62,515      0.1
 Gujarat Ambuja Cements Ltd. GDR           100,000      362,500      0.7
--------------------------------------------------------------------------------
                                                      1,709,047      3.2
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (16.3%)
 Hindustan Lever Ltd.                    1,082,965    4,747,316      8.8
 ITC Ltd.                                  294,000    4,090,564      7.5
--------------------------------------------------------------------------------
                                                      8,837,880     16.3
--------------------------------------------------------------------------------

DIVERSIFIED/MISCELLANEOUS (7.8%)
 Grasim Industries Ltd.                    125,000      776,420      1.4
 Great Eastern Shipping Co. Ltd.           518,151      281,085      0.5
 Moser-Baer India Ltd.                     144,000      826,684      1.5
 New Delhi TV Ltd. (a)                     324,335    1,272,212      2.4
 Zee Telefilms Ltd.                        403,000    1,083,421      2.0
--------------------------------------------------------------------------------
                                                      4,239,822      7.8
--------------------------------------------------------------------------------

                                    ---  9 ---

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JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
--------------------------------------------------------------------------------


AT NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                   % of
                                                        Value      Net
Description                               Shares        US $      Assets
--------------------------------------------------------------------------------
ENGINEERING (3.4%)
 Larsen & Toubro Ltd.                     424,000     1,815,753     3.4
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (21.4%)
 HCL Technologies Ltd.                    450,000     2,173,088     4.0
 Infosys Technologies Ltd.                 49,000     3,983,063     7.4
 Satyam Computer Services Ltd.            445,000     1,970,213     3.6
 Wipro Ltd.                                92,000     2,779,003     5.1
 Wipro Ltd. ADR                            20,000       690,600     1.3
--------------------------------------------------------------------------------
                                                     11,595,967    21.4
--------------------------------------------------------------------------------
MEDIA (0.3%)
 UTV Software Communications Ltd.* (a)    210,000       175,262     0.3
--------------------------------------------------------------------------------
METALS (4.6%)
 Hindalco Industries Ltd.                 160,000     2,326,974     4.3
 Hindalco Industries Ltd. GDR              11,391       166,309     0.3
--------------------------------------------------------------------------------
                                                      2,493,283     4.6
--------------------------------------------------------------------------------
PETROLEUM & ENERGY (6.2%)
 Bharat Petroleum Corp. Ltd.               60,000       236,541     0.4
 BSES Ltd.                                    100           427     0.0
 Reliance Petroleum Ltd.                4,255,000     3,120,560     5.8
--------------------------------------------------------------------------------
                                                      3,357,528     6.2
--------------------------------------------------------------------------------
PHARMACEUTICALS (9.9%)
 CIPLA Ltd.                                38,000       878,875     1.6
 Dr. Reddy's Laboratories Ltd.             44,000       873,099     1.6
 Ranbaxy Laboratories Ltd.                105,000     1,648,227     3.0
 Sun Pharmaceuticals Industries Ltd.       90,000     1,069,034     2.0
 Wockhardt Ltd.                            99,957       911,907     1.7
--------------------------------------------------------------------------------
                                                      5,381,142     9.9
--------------------------------------------------------------------------------


                                   ---  10 ---

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JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (concluded)

------------------------------------------------------------------------------------------------------------------

AT NOVEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------
                                                                                                            % of
                                                                                               Value        Net
Description                                                                        Shares       US $       Assets
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.3%)
 Sterlite Industries (India) Ltd.                                                302,600       713,120        1.3
------------------------------------------------------------------------------------------------------------------
TOTAL INDIAN EQUITY INVESTMENTS (97.6%)
 (cost $59,498,654)                                                                         52,834,867       97.6
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)                                                 1,317,628        2.4
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                         54,152,495      100.0
==================================================================================================================

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

*Non-income producing security.

(a) Fair valued security, aggregating $2,048,371 or 3.8% of net assets.

(b) Aggregate cost for federal income tax purposes is $60,631,800. The aggregate unrealized appreciation (depreciation) for all securities is as follows:



                                             US $
-----------------------------------------------------
Excess of market value over tax cost        3,229,217
Excess of tax cost over market value      (11,026,150)
-----------------------------------------------------
Net unrealized depreciation                (7,796,933)
=====================================================

                 See accompanying notes to financial statements

                                  ---  11 ---

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JARDINE FLEMING
INDIA FUND, INC.

Statement of Assets and Liabilities

----------------------------------------------------------------------------------------------

AT NOVEMBER 30, 2001
----------------------------------------------------------------------------------------------
                                                                                        US $
----------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------
Investments at value (cost $59,498,654)                                           52,834,867
Cash (including Indian Rupees with a cost of $655,123 and value of $655,962)         974,009
Receivable for investments sold                                                    3,904,635
Dividends receivable                                                                  45,468
Prepaid expenses and other assets                                                     82,222
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      57,841,201
----------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------
Loan payable (including accrued interest of $7,738)                                2,437,134
Payable for investments purchased                                                    865,460
Payable to affiliate                                                                 100,000
Payable to Investment Adviser                                                         47,787
Payable to Administrators                                                             26,547
Accrued expenses                                                                     211,778
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  3,688,706
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS                                                                        54,152,495
==============================================================================================
Net assets consist of:
Common stock, $0.001 par value 5,858,327 shares issued and outstanding
 (100,000,000 shares authorized)                                                       5,858
Additional paid-in capital                                                        74,402,426
Accumulated net investment loss                                                      (15,642)
Accumulated net realized loss on investments and foreign currency transactions   (13,582,040)
Net unrealized depreciation of investments and other assets
 and liabilities denominated in foreign currency                                  (6,658,107)
------------------------------------------------------------------------------ ---------------
NET ASSETS                                                                        54,152,495
==============================================================================================
NET ASSET VALUE PER SHARE ($54,152,495  (divided by)  5,858,327)                        9.24
==============================================================================================

                 See accompanying notes to financial statements

                                  ---  12 ---

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JARDINE FLEMING
INDIA FUND, INC.

Statement of Operations
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                          US $
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                              855,615
Interest                                                                54,584
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                910,199
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                               751,070
Administration fees and expenses                                       296,729
Custodian and accounting fees                                          204,536
Directors' fees and expenses                                           171,470
Interest expense                                                       131,284
Legal fees                                                             109,809
Audit and tax services fees                                            102,902
Professional services                                                  100,000
Reports to shareholders                                                 56,538
Insurance expense                                                       24,729
New York Stock Exchange listing fee                                     22,510
Transfer agent fees                                                     20,434
Miscellaneous expenses                                                  22,468
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                       2,014,479
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (1,104,280)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
 Investments                                                       (13,073,852)
 Foreign currency transactions                                         (58,593)

NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION OF:
 Investments                                                        (6,640,302)
 Other assets and liabilities denominated in foreign currency            6,332
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                                (19,766,415)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               (20,870,695)
================================================================================

                See accompanying notes to financial statements

                                  ---  13 ---

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JARDINE FLEMING
INDIA FUND, INC.

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------

                                                                                     FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED               ENDED
                                                                                  NOVEMBER 30, 2001   NOVEMBER 30, 2000
                                                                                         US $               US $
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS

 Net investment loss                                                                  (1,104,280)         (2,487,173)

 Net realized gain (loss) on investments and foreign
   currency transactions                                                             (13,132,445)         61,519,810

 Net change in unrealized appreciation/depreciation
   of investments and other assets and liabilities
   denominated in foreign currency                                                    (6,633,970)        (65,470,150)
-----------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets
   resulting from operations                                                         (20,870,695)         (6,437,513)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
 From net realized gain on investments                                                (9,633,204)                 --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
 Cost of shares repurchased pursuant to Tender
   Offer Program (see Note 9)                                                         (5,700,137)        (38,110,773)

 Cost of shares repurchased pursuant to Share
   Repurchase Programs (see Note 9)                                                     (403,200)        (25,551,193)
-----------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets from capital stock transactions                           (6,103,337)        (63,661,966)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                           (36,607,236)        (70,099,479)

NET ASSETS:

 Beginning of year                                                                    90,759,731         160,859,210
-----------------------------------------------------------------------------------------------------------------------
 End of year                                                                          54,152,495          90,759,731
=======================================================================================================================

                 See accompanying notes to financial statements

                                  ---  14 ---

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JARDINE FLEMING
INDIA FUND, INC.

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each year is presented below.





                                                                                  FOR THE YEAR ENDED NOVEMBER 30,
-------------------------------------------------------------------------------------------------------------------
                                                                                        2001             2000
                                                                                        US $             US $
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                                       13.86            14.23
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                     (0.17)*          (0.25)*
 Net realized and unrealized gain (loss) on
   investments and other assets and liabilities
   denominated in foreign currency                                                       (3.02)*          (1.39)*
-------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                        (3.19)           (1.64)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
 From net realized gain on investments                                                   (1.48)              --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
   Shares repurchased pursuant to Tender Offer
    Programs                                                                              0.02             0.30
   Shares repurchased pursuant to Share
    Repurchase Programs                                                                   0.03             0.97
--------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                                                     0.05             1.27
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                              9.24            13.86
====================================================================================================================
MARKET PRICE, END OF YEAR                                                                 7.43             9.750
====================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (a)
 Net asset value                                                                        (24.98)%          (2.60)%
 Market price                                                                           (11.93)%           3.31%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000 omitted)                                              $   54,152        $  90,760
 Ratio of expenses to average net assets                                                  3.08%            2.43%
 Ratio of expenses to average net assets,
   excluding interest expense                                                             2.88%(b)         1.89%(b)
 Ratio of net investment loss to average net
   assets                                                                                (1.69)%          (1.45)%
 Portfolio turnover rate                                                                   105%              65%



                                                                                    FOR THE YEAR ENDED NOVEMBER 30,
-----------------------------------------------------------------------------------------------------------------------
                                                                                     1999          1998         1997
                                                                                     US $          US $         US $
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                                     6.53          8.09        6.82
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                  (0.11)        (0.10)      (0.13)
 Net realized and unrealized gain (loss) on
   investments and other assets and liabilities
   denominated in foreign currency                                                     7.81         (1.46)       1.40
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                      7.70         (1.56)       1.27
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
 From net realized gain on investments                                                   --            --          --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
   Shares repurchased pursuant to Tender Offer
    Programs                                                                             --            --          --
   Shares repurchased pursuant to Share
    Repurchase Programs                                                                  --            --          --
-----------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                                                    --            --          --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                          14.23          6.53        8.09
=======================================================================================================================
MARKET PRICE, END OF YEAR                                                              9.438         5.063       6.625
=======================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (a)
 Net asset value                                                                     117.92%       (19.28)%     18.62%
 Market price                                                                         86.41%       (23.58)%      3.92%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000 omitted)                                             $160,859     $  73,827     $91,430
 Ratio of expenses to average net assets                                               2.50%         2.81%       2.68%
 Ratio of expenses to average net assets,
   excluding interest expense                                                          2.14%         2.77%       2.35%
 Ratio of net investment loss to average net
   assets                                                                             (1.18)%       (1.32)%     (1.52)%
 Portfolio turnover rate                                                                 56%           73%         53%

-----------
* Based on average daily shares outstanding during the years ended November 30, 2001 and 2000, respectively.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in years where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) Ratio of expenses to average net assets, excluding interest expense and professional services fees relating to the tender offers, were 2.73% and 1.81% for the years ended November 30, 2001 and 2000, respectively. The presentation of these ratios also excluding professional services fees relating to the tender offers, is different from and in addition to the presentation required by the Investment Company Act of 1940 as included in the chart above.


                 See accompanying notes to financial statements

                                  ---  15 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001



1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") (NYSE: JFI) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund.

    i) SECURITY VALUATION

       All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   ii) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

       Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

  iii) FOREIGN CURRENCY TRANSLATION

       The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

       o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

       o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

       The resulting net foreign currency gain or loss is included in the Statement of Operations.



                                  ---  16 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

       The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

       Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the year end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

   iv) DIVIDENDS AND DISTRIBUTIONS

       Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2001 attributable to a net operating loss for the year and realized foreign currency losses, the Fund's accumulated net investment loss was decreased by $1,088,638, accumulated net realized loss was decreased by $58,809 and additional paid-in-capital was decreased by $1,147,447.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    i) JF International Management Inc. (formerly Jardine Fleming
       International Management Inc.) (the "Investment Adviser"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., effective December 29, 2000 provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the addenda amending it. Under this amended agreement, the Fund pays the Investment Adviser a monthly fee at the annual rate of 1.15% of the Fund's average weekly net assets.

   ii) Brinson Advisors, Inc. (formerly Mitchell Hutchins Asset Management Inc.) (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $250,000.

       Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $2,000, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

                                  ---  17 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.  PORTFOLIO TRANSACTIONS

    For the year ended November 30, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $67,076,148 and $87,193,158, respectively.

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. At November 30, 2001, the Fund had a capital loss carryforward of $12,464,536 which expires in the year 2009.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident of Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by the credit available with respect to tax withheld in India, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 1%. For the year ended November 30, 2001, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 denying the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" their position on the Indian taxation under the India-Mauritius tax treaty that wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 filed a revision petition with the Commissioner of Income Tax in India ("CIT") to revise the March 2000 Assessment Order in light of Circular 789. The CIT is required to issue his order on the revision petition by March 31, 2002. Further, litigation has been initiated by a public interest group in India in the courts challenging the CBDT circular which is currently unresolved. No provision for additional income taxes of 5% that may be payable with respect to dividends declared, paid or distributed prior to June 1, 1997 earned by the Fund and on net


                                  ---  18 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    realized gains and unrealized appreciation to date is considered necessary in view of Circular 789. To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which are at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

    In addition, the Fund had refiled (without any changes) its Indian income tax return for the year ended March 31, 1995 in response to a notice issued by the Indian tax authorities in connection with the March 2000 Assessment Order. The Indian tax authorities have requested various information in connection with their detailed review of the Indian income tax return for the year ended March 31, 1995 for which the assessment has to be completed by March 31, 2002 by the Indian tax authorities.

    The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.


7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays UBS Warburg LLC ("UBS"), an indirect wholly owned subsidiary of UBS AG, a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the year ended November 30, 2001, $65,310 was paid or accrued by the Investment Adviser to UBS for such services. In addition, in connection with the Fund's Share Repurchase Programs (see Note 9), UBS received $2,000 in brokerage commissions on the Fund's shares repurchased during the year ended November 30, 2001. At November 30, 2001, $100,000 was accrued and payable to UBS for professional services rendered in connection with the Fund's tender offer. During the year ended November 30, 2001, UBS received $34,234 in brokerage commissions on investment security transactions and the Administrator, an affiliate of UBS, earned $250,000 in administration fees from the Fund.

    For the year ended November 30, 2001, the Fund paid a total of approximately $142,376 in brokerage commissions to Jardine Fleming India Securities Private Limited (formerly Jardine Fleming India Securities Limited), an affiliate of the Investment Adviser.

8.  REVOLVING CREDIT AGREEMENTS

    On February 2, 2000, the Fund entered into a multi-currency Revolving Credit Agreement (the "Danske Revolving Credit Agreement"), payable on demand, with Danske Bank A/S (formerly Den Danske Bank). The maximum credit available under the Danske Revolving Credit Agreement is the lower of $20,000,000 or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of drawing. For the year ended November 30, 2001, the weighted average interest rate paid by the Fund was 6.65% and the maximum and average amount of the loan outstanding during the borrowing period was $9,649,128 and $6,263,876, respectively. For the year ended November 30, 2001, $123,388 was paid or accrued by the Fund to Danske Bank A/S for interest under the Danske Revolving Credit Agreement. At November 30, 2001, there was no loan outstanding under the Danske Revolving Credit Agreement. The Danske Revolving Credit Agreement will terminate on March 31, 2002.

    On September 20, 2001, the Fund entered into a multi-currency Revolving Credit Agreement (the "SJFB Revolving Credit Agreement"), payable on demand, with Standard Jardine Fleming Bank, an affiliate of the Fund prior to July 2001. The maximum credit available under the SJFB Revolving Credit Agreement is the lower of HK $170,000,000, at November 30, 2001, or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of drawing. For the year ended November 30, 2001,


                                  ---  19 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    the weighted average interest rate paid by the Fund was 2.97% and the maximum and average amount of the loan outstanding during the borrowing period was $2,785,133 and $2,067,955, respectively. For the year ended November 30, 2001, $7,896 was paid or accrued by the Fund to Standard Jardine Fleming Bank for interest under the SJFB Revolving Credit Agreement. At November 30, 2001, $2,437,134 was outstanding pursuant to the SJFB Revolving Credit Agreement including accrued interest of $7,738.


9.  CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. On February 1, 2000, the Fund announced a share repurchase program to repurchase approximately 10% of the Fund's then outstanding shares, which was completed in March 2000. On August 11, 2000, the Fund announced a second repurchase program (collectively, the "Share Repurchase Programs"), authorizing the Fund to purchase up to an additional 10% of the Fund's outstanding shares as of that date. Pursuant to the Share Repurchase Programs, during the year ended November 30, 2001, the Fund repurchased 40,000 shares of its common stock on the open market at an aggregate cost of $403,200 including brokerage commissions. These shares were repurchased at a weighted average market price per share of $10.03 (before commissions) and a weighted average discount from net asset value of 28.81%.

    For the period February 1, 2000 (commencement of Share Repurchase Programs) through November 30, 2000, the Fund repurchased 1,721,081 shares of its common stock on the open market at a total cost of $25,551,193 including brokerage commissions. These shares were repurchased at a weighted average market price per share of $14.80 (before commissions) and a weighted average discount from net asset value of 27.62%.

    At a board meeting in July 2001, the Board of Directors approved a tender offer for the Fund to purchase up to 10% of the outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the tender expiration date. The tender offer commenced on August 7, 2001 and expired on September 5, 2001. In connection with the tender offer, the fund purchased 650,925 shares of common stock at a total cost of $5,700,137 including, $153,280 of expenses incurred to perform the tender offer.

    At special meetings of the Board of Directors in August and September 2000, the Board of Directors approved a tender offer for the Fund to purchase up to 30% of the outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the tender expiration date. The tender offer commenced on September 14, 2000 and expired on October 12, 2000. In connection with the tender offer, the fund purchased 3,036,836 shares of common stock at a total cost of $38,110,773.

    The shares repurchased during the years ended November 30, 2001 and 2000, respectively pursuant to the Share Repurchase Programs and the Tender Offer Program have been retired by the Fund.

    On November 10, 2000, the Fund's Board of Directors announced a strategic action program (the "Program") to enhance shareholder value. Under the Program, beginning in 2001 and to the extent permitted under the U.S. law, the Fund will conduct an annual tender offer if the Fund's average discount to net asset value per share exceeds 20% during a 13-week measurement period to be set each year by the Board of Directors. The tender offers will be for at least 10% of the Fund's outstanding shares at a per share purchase price of 95% of the net asset value per share.

    On November 12, 2001, the Board of Directors of the Fund declared a long term capital gain distribution of $0.0030 per share payable on November 30, 2001 to shareholders of record as of November 23, 2001.


                                  ---  20 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

10. CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. At November 30, 2001, the Fund has a concentration of its investments in the Information Technology industry. The values of such investments may be affected by economic and political developments in the information technology industry.


                                  ---  21 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Jardine Fleming India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming India Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York


January 17, 2002

                                  ---  22 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Tax Information (unaudited)
--------------------------------------------------------------------------------

The Jardine Fleming India Fund, Inc. paid distributions of $1.48 per share from net long-term capital gains during the fiscal year ended November 30, 2001. Pursuant to Section 852 of the Internal Revenue Code, The Jardine Fleming India Fund, Inc. designated $9,633,204 as capital gain distributions for the fiscal year ended November 30, 2001.

                                  ---  23 ---

[GRAPHIC OMITTED]


JARDINE FLEMING
INDIA FUND, INC.

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.


   EquiServe Trust Company, N.A.
   PO Box 43011
   Providence, RI 02940-3011
   USA

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DIRECTORS AND OFFICERS
-----------------------------------------------
Julian M.I. Reid -- Director & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
A. Douglas Eu -- Director & President of the Fund
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Paul H. Schubert -- Treasurer & Secretary
Joanne M. Kilkeary - Assistant Treasurer

INVESTMENT ADVISER
-----------------------------------------------
JF International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
-----------------------------------------------
Brinson Advisors, Inc.
51 W. 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-----------------------------------------------
Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius

CUSTODIAN
-----------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point 230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
-----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
-----------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
39/F, Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-----------------------------------------------
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
USA

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------


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                                JARDINE FLEMING
                                INDIA FUND, INC.
--------------------------------------------------------------------------------
                                  Annual Report
                                November 30, 2001


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